Franklin Tax-Free Trust
Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income
Fund
Franklin Virginia Tax-Free Income Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 11, 2007 and May 18,
2007 (unaudited)

A Special Meeting of Shareholders of the
Trust was held at the Trust's offices, One
Franklin Parkway, San Mateo, California on
March 21, 2007 and reconvened on April 11,
2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin Alabama Tax-Free
Income Fund's, Franklin Florida Tax-Free
Income Fund's, Franklin Georgia Tax-Free
Income Fund's, Franklin Kentucky Tax-Free
Income Fund's, Franklin Louisiana Tax-Free
Income Fund's, Franklin Maryland Tax-Free
Income Fund's, Franklin Missouri Tax-Free
Income Fund's, Franklin North Carolina Tax-
Free Income Fund's and Franklin Virginia
Tax-Free Income Fund's (each, a "Fund")
fundamental investment restrictions
(including several Sub-Proposals); to
approve the elimination of certain of the Trust's fundamental investment restrictions.
At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris
J. Ashton, Robert F. Carlson, Sam Ginn,
Edith E. Holiday, Frank W. T. LaHaye, Frank
A. Olson, Larry D. Thompson and John B.
Wilson. Charles B. Johnson and Gregory E.
Johnson were elected by the shareholders to serve as Interested Trustees.
Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Trust's fundamental investment restrictions (including several Sub-
Proposals), and the elimination of certain of the Trust's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election
of Trustees:

  Name        For     % of  % of   Withheld  % of  % of
                     OutstaVoted            OutstaVoted
                     nding Shares           nding Shares
                     Shares                 Shares
Harris J. 1,251,258, 63.354 97.458 32,638,06 1.652% 2.542%
Ashton       026.071     %      %     0.455
Robert F. 1,251,373, 63.360 97.467 32,522,63 1.646% 2.533%
Carlson      454.243     %      %     2.283
Sam Ginn  1,251,939, 63.388 97.511 31,956,55 1.618% 2.489%
             533.149     %      %     3.377
Edith E.  1,251,876, 63.385 97.506 32,019,19 1.621% 2.494%
Holiday      886.788     %      %     9.738
Frank     1,251,302, 63.356 97.461 32,593,78 1.650% 2.539%
W.T.         301.657     %      %     4.869
LaHaye
Frank A.  1,251,503, 63.366 97.477 32,392,32 1.640% 2.523%
Olson        758.166     %      %     8.360
Larry D.  1,252,839, 63.434 97.581 31,056,86 1.572% 2.419%
Thompson     218.412     %      %     8.114
John B.   1,252,936, 63.439 97.589 30,959,95 1.567% 2.411%
Wilson       126.653     %      %     9.873
Charles   1,251,415, 63.362 97.470 32,480,78 1.644% 2.530%
B.           297.396     %      %     9.130
Johnson
Gregory   1,252,182, 63.401 97.530 31,714,05 1.605% 2.470%
E.           030.032     %      %     6.494
Johnson

Proposal 2.    To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       12,846,464       52.772   79.237%
                .719            %
Against   430,421.62       1.768%    2.655%
                   0
Abstain   558,495.62       2.295%    3.445%
                   5
Broker    2,377,192.       9.765%   14.663%
Non-Votes        000
Total     16,212,573       66.600  100.000%
                .964            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       73,812,272       51.882   74.912%
                .043            %
Against   2,605,795.       1.831%    2.645%
                 112
Abstain   3,895,893.       2.739%    3.954%
                 013
Broker    18,217,834       12.805   18.489%
Non-Votes       .000            %
Total     98,531,794       69.257  100.000%
                .168            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,780,268       53.785   76.339%
                .804            %
Against   321,398.37       1.468%    2.083%
                   8
Abstain   838,330.64       3.827%    5.432%
                   0
Broker    2,491,535.       11.375   16.146%
Non-Votes        000            %
Total     15,431,532       70.455  100.000%
                .822            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       7,272,540.       57.703   84.911%
                 837            %
Against   75,912.617       0.603%    0.887%
Abstain   338,744.40       2.688%    3.954%
                   3
Broker    877,751.00       6.965%   10.248%
Non-Votes          0
Total     8,564,948.       67.959  100.000%
                 857            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,646,367       51.527   73.223%
                .479            %
Against   347,218.31       1.681%    2.388%
                   0
Abstain   414,536.84       2.006%    2.851%
                   7
Broker    3,131,512.       15.156   21.538%
Non-Votes        000            %
Total     14,539,634       70.370  100.000%
                .636            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       20,848,731       51.941   72.158%
                .653            %
Against   794,562.77       1.980%    2.750%
                   2
Abstain   1,197,985.       2.984%    4.146%
                 665
Broker    6,051,833.       15.077   20.946%
Non-Votes        000            %
Total     28,893,113       71.982  100.000%
                .090            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       29,198,671       53.339   76.313%
                .064            %
Against   966,944.75       1.767%    2.528%
                   7
Abstain   1,809,105.       3.305%    4.727%
                 741
Broker    6,287,281.       11.486   16.432%
Non-Votes        000            %
Total     38,262,002       69.897  100.000%
                .562            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       30,634,203       52.723   78.424%
                .917            %
Against   1,231,802.       2.120%    3.154%
                 611
Abstain   1,473,083.       2.536%    3.770%
                 942
Broker    5,723,482.       9.850%   14.652%
Non-Votes        000
Total     39,062,572       67.229  100.000%
                .470            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       25,004,287       54.425   78.546%
                .149            %
Against   606,037.05       1.319%    1.903%
                   7
Abstain   1,511,432.       3.290%    4.749%
                 314
Broker    4,711,960.       10.256   14.802%
Non-Votes        000            %
Total     31,833,716       69.290  100.000%
                .520            %

 Proposal 3.   To approve an Amended and Restated
Agreement and Declaration of Trust:

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,292,574       46.389   74.761%
                .823            %
Against   670,133.14       2.753%    4.436%
                   2
Abstain   408,865.90       1.679%    2.707%
                   7
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       65,988,902       46.383   69.724%
                .711            %
Against   5,070,445.       3.564%    5.357%
                 594
Abstain   3,971,417.       2.791%    4.197%
                 884
Broker    19,612,834       13.786   20.722%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,790,484.       44.700   70.003%
                 409            %
Against   504,450.60       2.303%    3.607%
                   9
Abstain   692,619.59       3.162%    4.952%
                   4
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,644,209.       44.785   74.107%
                 709            %
Against   201,523.03       1.599%    2.646%
                   9
Abstain   156,402.81       1.241%    2.054%
                   6
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,178,139       49.261   71.628%
                .402            %
Against   404,937.18       1.960%    2.850%
                   4
Abstain   382,384.68       1.851%    2.691%
                   0
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,248,708       45.464   67.158%
                .162            %
Against   1,078,319.       2.686%    3.969%
                 685
Abstain   1,065,380.       2.654%    3.920%
                 537
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       26,897,967       49.138   72.762%
                .239            %
Against   1,165,641.       2.129%    3.153%
                 341
Abstain   1,831,608.       3.346%    4.955%
                 504
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,431,036       48.932   75.829%
                .646            %
Against   1,342,115.       2.309%    3.580%
                 843
Abstain   1,463,856.       2.520%    3.904%
                 811
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,563,652       51.289   76.134%
                .962            %
Against   1,014,364.       2.208%    3.278%
                 644
Abstain   1,129,375.       2.458%    3.648%
                 360
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(b) To amend the Fund's fundamental investment restriction regarding underwriting:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,332,731       46.554   75.027%
                .389            %
Against   618,008.88       2.539%    4.091%
                   6
Abstain   420,833.59       1.728%    2.786%
                   7
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,657,684       46.853   70.430%
                .930            %
Against   3,949,857.       2.776%    4.174%
                 844
Abstain   4,423,223.       3.109%    4.673%
                 415
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,886,847.       45.140   70.692%
                 998            %
Against   349,775.82       1.597%    2.501%
                   5
Abstain   750,930.78       3.428%    5.369%
                   9
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,647,754.       44.814   74.154%
                 901            %
Against   191,568.84       1.520%    2.515%
                   7
Abstain   162,811.81       1.291%    2.138%
                   6
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,279,822       49.753   72.344%
                .895            %
Against   377,709.93       1.828%    2.658%
                   1
Abstain   307,928.44       1.491%    2.167%
                   0
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,480,782       46.042   68.012%
                .408            %
Against   855,272.16       2.131%    3.148%
                   7
Abstain   1,056,353.       2.631%    3.887%
                 809
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       26,998,464       49.321   73.034%
                .640            %
Against   1,054,648.       1.927%    2.853%
                 396
Abstain   1,842,104.       3.365%    4.983%
                 048
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,840,949       49.637   76.922%
                .417            %
Against   962,501.97       1.657%    2.567%
                   4
Abstain   1,433,557.       2.467%    3.824%
                 909
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,508,785       51.170   75.956%
                .500            %
Against   885,242.41       1.926%    2.860%
                   3
Abstain   1,313,365.       2.859%    4.244%
                 053
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(c) To amend the Fund's fundamental investment restriction regarding lending:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,305,710       46.443   74.848%
                .342            %
Against   670,516.91       2.754%    4.439%
                   5
Abstain   395,346.61       1.624%    2.617%
                   5
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,300,448       46.602   70.053%
                .567            %
Against   4,350,320.       3.057%    4.596%
                 794
Abstain   4,379,996.       3.079%    4.628%
                 828
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,816,446.       44.818   70.188%
                 824            %
Against   410,066.92       1.873%    2.932%
                   8
Abstain   761,040.86       3.474%    5.442%
                   0
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,625,489.       44.637   73.862%
                 197            %
Against   234,862.38       1.863%    3.084%
                   8
Abstain   141,783.97       1.125%    1.861%
                   9
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,186,722       49.303   71.689%
                .041            %
Against   411,159.80       1.990%    2.893%
                   3
Abstain   367,579.42       1.779%    2.587%
                   2
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,364,519       45.752   67.584%
                .603            %
Against   994,662.21       2.478%    3.661%
                   1
Abstain   1,033,226.       2.574%    3.802%
                 570
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       26,901,206       49.144   72.770%
                .951            %
Against   1,152,457.       2.105%    3.118%
                 713
Abstain   1,841,552.       3.364%    4.982%
                 420
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,530,421       49.103   76.094%
                .566            %
Against   1,243,600.       2.140%    3.317%
                 150
Abstain   1,462,987.       2.518%    3.902%
                 584
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,409,934       50.955   75.637%
                .922            %
Against   984,016.28       2.141%    3.179%
                   6
Abstain   1,313,441.       2.859%    4.244%
                 758
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,258,912       46.251   74.538%
                .789            %
Against   701,446.43       2.881%    4.644%
                   6
Abstain   411,214.64       1.689%    2.722%
                   7
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,395,663       46.669   70.153%
                .753            %
Against   4,410,729.       3.100%    4.661%
                 862
Abstain   4,224,372.       2.969%    4.463%
                 574
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,841,779.       44.934   70.370%
                 153            %
Against   408,530.05       1.865%    2.921%
                   5
Abstain   737,245.40       3.366%    5.271%
                   4
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,679,254.       45.063   74.568%
                 363            %
Against   175,627.06       1.394%    2.306%
                   4
Abstain   147,254.13       1.168%    1.933%
                   7
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,181,691       49.278   71.653%
                .113            %
Against   416,962.37       2.018%    2.935%
                   8
Abstain   366,807.77       1.776%    2.581%
                   5
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,487,926       46.060   68.038%
                .572            %
Against   878,324.10       2.188%    3.232%
                   9
Abstain   1,026,157.       2.556%    3.777%
                 703
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       27,056,334       49.427   73.191%
                .281            %
Against   1,152,746.       2.106%    3.118%
                 564
Abstain   1,686,136.       3.080%    4.561%
                 239
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,388,008       48.857   75.714%
                .167            %
Against   1,388,770.       2.391%    3.704%
                 830
Abstain   1,460,230.       2.513%    3.895%
                 303
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,571,158       51.305   76.158%
                .815            %
Against   972,499.28       2.117%    3.142%
                   7
Abstain   1,163,734.       2.533%    3.760%
                 864
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,169,140       45.882   73.943%
                .503            %
Against   743,507.31       3.054%    4.922%
                   5
Abstain   458,926.05       1.885%    3.039%
                   4
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,085,420       46.450   69.826%
                .232            %
Against   4,739,969.       3.332%    5.008%
                 007
Abstain   4,205,376.       2.956%    4.444%
                 950
Broker    19,612,834       13.786   20.722%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,887,568.       45.143   70.697%
                 584            %
Against   398,920.14       1.821%    2.853%
                   9
Abstain   701,065.87       3.201%    5.012%
                   9
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,562,962.       44.141   73.041%
                 206            %
Against   209,098.46       1.659%    2.745%
                   8
Abstain   230,074.89       1.825%    3.021%
                   0
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,166,732       49.206   71.548%
                .247            %
Against   456,810.81       2.211%    3.215%
                   4
Abstain   341,918.20       1.655%    2.406%
                   5
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,307,173       45.609   67.373%
                .108            %
Against   1,000,244.       2.492%    3.681%
                 108
Abstain   1,084,991.       2.703%    3.993%
                 168
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       26,889,887       49.123   72.740%
                .262            %
Against   1,260,200.       2.302%    3.409%
                 584
Abstain   1,745,129.       3.188%    4.721%
                 238
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,449,030       48.963   75.877%
                .738            %
Against   1,324,111.       2.278%    3.532%
                 701
Abstain   1,463,866.       2.520%    3.904%
                 861
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,423,157       50.983   75.680%
                .700            %
Against   1,087,513.       2.367%    3.514%
                 955
Abstain   1,196,721.       2.605%    3.866%
                 311
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,258,038       46.247   74.532%
                .315            %
Against   670,479.62       2.754%    4.439%
                   7
Abstain   443,055.93       1.820%    2.933%
                   0
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,111,130       46.469   69.853%
                .528            %
Against   4,873,123.       3.425%    5.149%
                 527
Abstain   4,046,512.       2.844%    4.275%
                 134
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,900,089.       45.200   70.787%
                 243            %
Against   368,785.04       1.684%    2.637%
                   2
Abstain   718,680.32       3.281%    5.138%
                   7
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,588,160.       44.341   73.372%
                 797            %
Against   197,083.95       1.563%    2.587%
                   1
Abstain   216,890.81       1.721%    2.848%
                   6
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,286,331       49.785   72.390%
                .664            %
Against   351,792.85       1.703%    2.476%
                   7
Abstain   327,336.74       1.584%    2.303%
                   5
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,277,363       45.535   67.263%
                .772            %
Against   929,324.78       2.315%    3.420%
                   1
Abstain   1,185,719.       2.954%    4.364%
                 831
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       27,271,278       49.820   73.772%
                .809            %
Against   915,803.68       1.673%    2.477%
                   1
Abstain   1,708,134.       3.120%    4.621%
                 594
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,666,702       49.337   76.458%
                .019            %
Against   1,128,068.       1.942%    3.008%
                 933
Abstain   1,442,238.       2.482%    3.847%
                 348
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,502,276       51.155   75.935%
                .869            %
Against   1,050,254.       2.286%    3.393%
                 301
Abstain   1,154,861.       2.514%    3.732%
                 796
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,271,308       46.302   74.620%
                .132            %
Against   643,521.72       2.643%    4.260%
                   4
Abstain   456,744.01       1.876%    3.024%
                   6
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       66,518,387       46.755   70.283%
                .708            %
Against   3,922,037.       2.757%    4.144%
                 476
Abstain   4,590,341.       3.226%    4.850%
                 005
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,822,241.       44.845   70.230%
                 174            %
Against   351,331.01       1.604%    2.512%
                   6
Abstain   813,982.42       3.716%    5.820%
                   2
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,691,368.       45.160   74.727%
                 458            %
Against   80,589.653       0.639%    1.058%
Abstain   230,177.45       1.826%    3.022%
                   3
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,212,486       49.427   71.870%
                .229            %
Against   412,289.10       1.996%    2.902%
                   1
Abstain   340,685.93       1.649%    2.397%
                   6
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,291,713       45.571   67.316%
                .758            %
Against   933,052.15       2.324%    3.434%
                   0
Abstain   1,167,642.       2.909%    4.297%
                 476
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       27,038,473       49.395   73.142%
                .223            %
Against   1,001,994.       1.830%    2.711%
                 454
Abstain   1,854,749.       3.388%    5.017%
                 407
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,618,058       49.253   76.328%
                .200            %
Against   1,128,089.       1.942%    3.009%
                 613
Abstain   1,490,861.       2.566%    3.976%
                 487
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,482,434       51.112   75.871%
                .675            %
Against   969,954.31       2.112%    3.134%
                   2
Abstain   1,255,003.       2.731%    4.055%
                 979
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,321,343       46.507   74.951%
                .039            %
Against   615,052.46       2.527%    4.072%
                   6
Abstain   435,178.36       1.787%    2.881%
                   7
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       67,756,831       47.625   71.592%
                .199            %
Against   3,586,824.       2.521%    3.789%
                 983
Abstain   3,687,110.       2.592%    3.897%
                 007
Broker    19,612,834       13.786   20.722%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,074,080       45.995   72.031%
                .158            %
Against   313,142.34       1.429%    2.239%
                   8
Abstain   600,332.10       2.741%    4.292%
                   6
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,672,644.       45.011   74.481%
                 256            %
Against   132,039.36       1.048%    1.734%
                   1
Abstain   197,451.94       1.566%    2.592%
                   7
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,341,245       50.051   72.776%
                .526            %
Against   340,812.95       1.649%    2.399%
                   4
Abstain   283,402.78       1.372%    1.994%
                   6
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,580,196       46.290   68.378%
                .067            %
Against   802,325.57       1.998%    2.953%
                   1
Abstain   1,009,886.       2.516%    3.716%
                 746
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       27,328,696       49.924   73.928%
                .263            %
Against   923,198.37       1.687%    2.497%
                   2
Abstain   1,643,322.       3.002%    4.445%
                 449
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,853,666       49.659   76.956%
                .418            %
Against   1,015,093.       1.747%    2.708%
                 227
Abstain   1,368,249.       2.355%    3.649%
                 655
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,896,241       52.013   77.208%
                .388            %
Against   793,520.21       1.727%    2.564%
                   2
Abstain   1,017,631.       2.215%    3.288%
                 366
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %


Proposal 4.   To approve amendments to certain of the
Funds' fundamental investment restrictions (includes eight Sub-Proposals):

Franklin    Shares          % of     % of Voted
Alabama      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       11,189,428       45.965   74.078%
                .936            %
Against   658,085.71       2.704%    4.357%
                   9
Abstain   524,059.21       2.152%    3.469%
                   7
Broker    2,733,392.       11.229   18.096%
Non-Votes        000            %
Total     15,104,965       62.050  100.000%
                .872            %

Franklin    Shares          % of     % of Voted
Florida      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       65,810,603       46.257   69.535%
                .034            %
Against   5,163,195.       3.629%    5.456%
                 364
Abstain   4,056,967.       2.852%    4.286%
                 791
Broker    19,612,834       13.786   20.723%
Non-Votes       .000            %
Total     94,643,600       66.524  100.000%
                .189            %

Franklin    Shares          % of     % of Voted
Georgia      Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       9,710,856.       44.336   69.433%
                 809            %
Against   442,982.21       2.023%    3.167%
                   1
Abstain   833,715.59       3.806%    5.962%
                   2
Broker    2,998,240.       13.689   21.438%
Non-Votes        000            %
Total     13,985,794       63.854  100.000%
                .612            %

Franklin    Shares          % of     % of Voted
Kentucky     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       5,670,130.       44.991   74.448%
                 738            %
Against   176,691.62       1.402%    2.320%
                   4
Abstain   155,313.20       1.232%    2.039%
                   2
Broker    1,614,094.       12.807   21.193%
Non-Votes        000            %
Total     7,616,229.       60.432  100.000%
                 564            %

Franklin    Shares          % of     % of Voted
Louisiana    Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       10,143,500       49.094   71.384%
                .456            %
Against   448,769.28       2.172%    3.158%
                   3
Abstain   373,191.52       1.806%    2.627%
                   7
Broker    3,244,168.       15.701   22.831%
Non-Votes        000            %
Total     14,209,629       68.773  100.000%
                .266            %

Franklin    Shares          % of     % of Voted
Maryland     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       18,371,740       45.770   67.611%
                .314            %
Against   1,051,744.       2.620%    3.871%
                 614
Abstain   968,923.45       2.414%    3.565%
                   6
Broker    6,780,299.       16.892   24.953%
Non-Votes        000            %
Total     27,172,707       67.696  100.000%
                .384            %

Franklin    Shares          % of     % of Voted
Missouri     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       25,145,080       45.936   68.021%
                .914            %
Against   1,910,516.       3.490%    5.168%
                 523
Abstain   2,839,619.       5.187%    7.681%
                 647
Broker    7,071,880.       12.919   19.130%
Non-Votes        000            %
Total     36,967,097       67.532  100.000%
                .084            %

Franklin    Shares          % of     % of Voted
North        Voted         Outsta      Shares
Carolina                   nding
Tax-Free                   Shares
Income
Fund

For       28,213,640       48.557   75.249%
                .175            %
Against   1,447,058.       2.491%    3.860%
                 443
Abstain   1,576,310.       2.713%    4.204%
                 682
Broker    6,256,617.       10.768   16.687%
Non-Votes        000            %
Total     37,493,626       64.529  100.000%
                .300            %

Franklin    Shares          % of     % of Voted
Virginia     Voted         Outsta      Shares
Tax-Free                   nding
Income                     Shares
Fund

For       23,241,392       50.588   75.092%
                .861            %
Against   1,294,606.       2.818%    4.183%
                 805
Abstain   1,171,393.       2.549%    3.785%
                 300
Broker    5,243,097.       11.412   16.940%
Non-Votes        000            %
Total     30,950,489       67.367  100.000%
                .966            %